SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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VPC IMPACT ACQUISITION HOLDINGS III, INC.

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Explanatory Note

VPC Impact Acquisition Holdings III, Inc. (“VPCC”) is filing these definitive additional proxy materials to include a press release VPCC issued on December 13, 2021, which contains an update to Dave Inc.’s business, as well as to correct a scrivener’s error on page 157 of the definitive proxy statement/prospectus filed by VPCC with the Securities and Exchange Commission on December 13, 2021 (the “Definitive Proxy Statement/Prospectus”), in connection with the proposed business combination of VPCC with Dave Inc. (the “Business Combination”) All the other information in the Definitive Proxy Statement/Prospectus remains unchanged.

PRESS RELEASE

VPC Impact Acquisition Holdings III, Inc. and Dave Inc. Announce Effectiveness of Registration Statement and Special Meeting Date for Proposed Business Combination

Special meeting of VPC Impact Acquisition Holdings III, Inc.’s stockholders to approve the proposed business combination with Dave to be held on January 4, 2022

Dave Inc. Provides Business Update

CHICAGO & LOS ANGELES – December 13, 2021 – VPC Impact Acquisition Holdings III, Inc. (NYSE: VPCC) (“VPCC”), a publicly-traded special purpose acquisition company, and Dave Inc. (“Dave”), a banking app on a mission to create financial opportunity that advances America’s collective potential, announced today that the U.S. Securities and Exchange Commission (“SEC”) has declared effective the Registration Statement on Form S-4, as amended (the “Registration Statement”), VPCC had filed in connection with the previously announced proposed business combination (the “Business Combination”) with Dave.

An extraordinary general meeting of VPCC stockholders (the “Special Meeting”) to approve, among other things, the proposed Business Combination, will be held at 11:00 a.m. Eastern Time on Tuesday, January 4, 2022. VPCC has filed with the SEC a definitive proxy statement/prospectus (the “Definitive Proxy Statement/Prospectus”) relating to the Special Meeting. On or about December 10, 2021, VPCC commenced mailing of the Definitive Proxy Statement/Prospectus to its stockholders of record as of the close of business on November 12, 2021.

If the proposals are approved at the Special Meeting, the Business Combination is expected to close on January 5, 2022, subject to the satisfaction or waiver of customary closing conditions. Dave’s common stock is expected to be listed on The Nasdaq Global Market under the ticker symbol “DAVE”, following the close of the Business Combination. Institutional investors committed $210 million in a PIPE led by Tiger Global Management, with participation from Wellington Management, Corbin Capital Partners and Alameda Research, which will be funded in connection with the closing of the Business Combination. The consummation of the Business Combination is conditioned upon, among other things, VPCC having a minimum of $210.0 million available to it at the closing of the Business Combination, which condition is expected to be satisfied by the PIPE investment.

Business Update for Dave Inc.

•	Dave achieved strong performance through the third quarter of 2021 with 30% year over year (“YoY”) revenue growth:

•	Service revenue increased 22% YoY, despite continued headwinds, due to demand resulting from prolonged government stimulus

•	Transaction revenue grew 956% YoY as Banking product started to scale

•	Dave’s platform continues to grow with approximately 1.56 million new Members added through Dave’s efficient customer acquisition engine

•	Dave has continued to make a significant impact on its customers and innovate on its product offerings demonstrated through:

•	Members have saved an estimated of $1.5 billion on overdraft fees; the average Member saves $160 in overdraft fees in the first 12 months after opening a Dave Spending Account

•	Approximately 4.5 million Side Hustle job leads have been facilitated by Dave and approximately $200 million of new income has been generated by Members

•	Goals based savings launched; crowdfunding capability that allows Members to raise money from their friends, family and broader community in beta

•	Nearing completion of full banking transition – all customers will be converted to Spending Account Members in early 2022

•	Dave has achieved these results despite the delay in closing the Business Combination

•	With the anticipated closing in early 2022, the infusion of new capital is expected to accelerate Member and revenue growth

“We are confident about Dave’s market opportunity and our ability to expand the positive impact that we’re making on our key customer segments. We have a compelling plan and roadmap for 2022 and beyond that we’re excited to execute on with the new capital from this business combination transaction. The additional cash to our balance sheet will give us strategic flexibility and an ability to compete in way that we’ve not been able to previously, given our limited fundraising with just $61 million of equity capital raised to date. We’re very much looking forward to starting our new chapter as a public company,” said CEO Jason Wilk.

Discussion About Forecasted Financial Information

As disclosed in the Definitive Proxy Statement/Prospectus, Dave provided VPCC with its internally prepared forecasted financial information for each of the years in the three-year period ending December 31, 2023 (“Forecasted Financial Information”). Inclusion of such Forecasted Financial Information for the combined company post-Business Combination in the Definitive Proxy Statement/Prospectus was done solely because that information was made available to VPCC’s board of directors in connection with the evaluation of the Business Combination. Dave’s Forecasted Financial Information was prepared solely for internal use and not with a view toward public disclosure, the published guidelines of the SEC regarding projections or the guidelines established by the American Institute of Certified Public Accountants for the preparation and presentation of prospective financial information, but, in the view of Dave’s management team, was prepared on a reasonable basis, reflects available estimates and judgments as of April 2021 and presents, to management’s knowledge and belief as of that time, the expected course of action and the expected future financial performance.

With the year 2021 coming to a close, Dave management feels it is important to provide a market update based on where the Dave business is today. The quarterly results for the nine month period ended September 30, 2021, as disclosed in the Definitive Proxy Statement/Prospectus (see pages F-41 through F-67 and related discussion under the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Dave” beginning on page 224 of the Definitive Proxy Statement/Prospectus), demonstrated significant growth YoY despite the delay in funding during the pendency of the regulatory review of the Business Combination. The funding delay has had a negative effect on management’s ability to achieve the Forecasted Financial Information for 2021 due to lack of expected funding to implement Dave’s growth plans. Management currently expects to achieve approximately 80% of the revenue target in Dave’s 2021 Forecasted Financial Information. Also as a result of the funding delay, Dave will miss the 2021 Adjusted EBITDA Financial Forecast as Dave has continued to make necessary investments in the critical components of its infrastructure in anticipation of implementing its growth plans. Lastly, growth in future forecast periods may also be impacted by this shift in investment timelines. At this point, however, we are unable to estimate the magnitude of that impact.

The near-term overhang from the funding delay does not alter management’s view on Dave’s overall growth potential. Dave’s product offering remains highly differentiated from its competitors with a loyal and growing customer base. Dave’s solutions are in high demand with 1.5 million new Members added through September 30, 2021 and the business fundamentals underlying Dave’s business model remain strong.

The inclusion of the Forecasted Financial Information in the Definitive Proxy Statement/Prospectus, and the inclusion of the discussion of Forecasted Financial Information in this press release (collectively, the “Projections”), should not be regarded as an indication that VPCC, Dave, their respective boards of directors and management teams, or their respective affiliates, advisors or other representatives considered, or now consider, such Projections necessarily to be predictive of actual future results or to support or fail to support your decision whether to vote for or against the Business Combination. The Projections are not fact and should not be relied upon as being necessarily indicative of future results, and readers, including investors or stockholders, are cautioned not to place undue reliance on such information. Dave does not intend to reference financial projections in its future periodic reports filed under the Securities Exchange Act of 1934, as amended.

The Projections reflect numerous estimates and assumptions with respect to general business, economic, industry, regulatory, market and financial conditions and trends and other future events, as well as matters specific to Dave’s business, all of which were, and are, difficult to predict and many of which were, and are, beyond Dave’s and VPCC’s control. The Projections were, and are, forward-looking statements that were, and are, inherently subject to significant uncertainties and contingencies, many of which were, and are, beyond Dave’s and VPCC’s control and Dave’s limited operating history makes evaluating its business and future prospects, including the assumptions and analyses developed by Dave upon which operating and financial results forecast rely, difficult and uncertain. The various risks and uncertainties include those set forth in the sections entitled “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Dave” and “Cautionary Note Regarding Forward-Looking Statements” of the Definitive Proxy Statement/Prospectus. As a result, neither VPCC nor Dave made, or will make, any assurance that the results stated in the Projections will be realized or that actual results will not be significantly higher or lower than projected. Since the Projections covered multiple years, such information by its nature becomes less reliable with each successive year. Financial projections are subjective in many respects and thus are susceptible to multiple interpretations and periodic revisions based on actual experience and business developments.

Furthermore, the Projections did not take into account any circumstances or events occurring after the date they were prepared. None of Dave’s independent registered accounting firm, VPCC’s independent registered accounting firm or any other independent accountants, have compiled, examined or performed any procedures with respect to the Projections, nor have they expressed any opinion or any other form of assurance on such information or their accuracy or achievability, and they assume no responsibility for, and disclaim any association with, the Projections. Nonetheless, the Projections were provided in the Definitive Proxy Statement/Prospectus because they were made available to VPCC and the board of directors of VPCC in connection with its review of the Business Combination and the discussion of Forecasted Financial Information in this press release is included to supplement the information in the Definitive Proxy Statement/Prospectus.

Except to the extent required by applicable federal securities laws, by including in the Definitive Proxy Statement/Prospectus the Forecasted Financial Information and including in this press release a discussion about the Forecasted Financial Information, Dave and VPCC did not, and do not, undertake any obligations and expressly disclaim any responsibility to update or revise, or publicly disclose any update or revision to, the Projections to reflect circumstances or events, including unanticipated events, that may have occurred or that may occur after their preparation, even in the event that any or all of the assumptions underlying the Projections are shown to be in error or change.

The Forecasted Financial Information included in the Definitive Proxy Statement/Prospectus, and the discussion about the Forecasted Financial Information included in this press release, were prepared by, and are the responsibility of, Dave’s management. None of WithumSmith+Brown, PC, VPCC’s independent registered public accounting firm, or Moss Adams LLP, Dave’s independent registered public accounting firm, audited, reviewed, examined, compiled or applied agreed-upon procedures with respect to the Projections, neither WithumSmith+Brown, PC nor Moss Adams LLP expresses an opinion or any other form of assurance on it. The Moss Adams LLP report included in the Definitive Proxy Statement/Prospectus relates to historical audited financial statements of Dave. It does not extend to the Projections and should not be read as if it does. The Forecasted Financial Information was not included in the Definitive Proxy Statement/Prospectus, and the discussion about the Forecasted Financial Information is not included in this press release, in order to induce any VPCC shareholders to vote in favor of any of the proposals at the Special Meeting.

About VPC Impact Acquisition Holdings III, Inc.

VPC Impact Acquisition Holdings III, Inc.’s acquisition and value creation strategy is to identify, partner with and help grow a business in the Fintech industry headquartered or with operations in the United States. The Company’s sponsor is an affiliate of Victory Park Capital, a global investment firm with a long track record of executing debt and equity financing transactions with some of the largest global Fintech companies. The firm was founded in 2007 and is headquartered in Chicago with additional resources in New York, Los Angeles and Austin. Victory Park Capital is privately held and a Registered Investment Advisor with the SEC. For more information, please visit: www.victoryparkcapital.com/vih/vpc-impact-acquisition-holdings-iii/

About Dave

Dave is a banking app on a mission to create financial opportunity that advances America’s collective potential. Dave helps its more than eight million customers budget, avoid overdraft fees, find work and build credit. For more information, visit www.dave.com.

Additional Information and Where to Find It

In connection with the Business Combination, VPCC filed the Registration Statement, which was declared effective on December 9, 2021. This press release is not a substitute for the Definitive Proxy Statement/Prospectus that is both the proxy statement distributed, or to be distributed, to holders of VPCC’s common stock in connection with its solicitation of proxies for the vote by VPCC’s stockholders with respect to the Business Combination and other matters as may be described in the registration statement, as well as the prospectus relating to the offer and sale of the securities to be issued in connection with the Business Combination. This document does not contain all the information that should be considered concerning the Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination.

Investors and security holders and other interested parties are urged to read the Definitive Proxy Statement/Prospectus, and any other relevant documents that are filed or will be filed with the SEC, as well as any amendments or supplements to these documents, carefully and in their entirety because they contain or will contain important information about Dave, VPCC, the Business Combination and related matters.

The Definitive Proxy Statement/Prospectus will be or has already been mailed to stockholders of VPCC as of November 12, 2021, the record date established for voting on the Business Combination. VPCC’s stockholders are also be able to obtain copies of the Definitive Proxy Statement/Prospectus and other documents filed with the SEC, without charge, at the SEC’s website at www.sec.gov. These documents can also be obtained free of charge from VPCC upon written request to VPCC by emailing vih3info@victoryparkcapital.com or by directing a request to VPCC’s secretary at c/o Victory Park Capital Advisors, LLC, 150 North Riverside Plaza, Suite 5200, Chicago, IL 60606.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy or subscribe for any securities or a solicitation of any vote of approval, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Participants in Solicitation

This communication is not a solicitation of a proxy from any investor or securityholder. However, VPCC, Dave, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from VPCC’s stockholders in connection with the Business Combination under the rules of the SEC. Information regarding VPCC directors and executive officers may be found in its registration statement on Form S-1, including amendments thereto, relating to its initial public offering, and other reports which are filed with the SEC. Additional information regarding the participants is also included in the Registration Statement that includes Definitive Proxy Statement/Prospectus. These documents can be obtained free of charge from the sources indicated above.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, the date for the Special Meeting, the anticipated closing date of the Business Combination, Dave’s strategic plans and expectation for growth and new products offerings and other statements identified by words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements.

In addition to factors previously disclosed in VPCC’s reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: inability to meet the closing conditions to the Business Combination, including the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreement, the inability to complete the Business Combination due to the failure to obtain approval of VPCC’s stockholders or Dave’s members, the failure to achieve the minimum amount of cash available following any redemptions by VPCC’s stockholders or the failure to meet the national stock exchange’s listing standards in connection with the consummation of the Business Combination. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of VPCC’s final prospectus dated March 4, 2021 relating to its initial public offering, the Definitive Proxy Statement/Prospectus, and other documents filed by VPCC from time to time with the SEC. These filings identify and address, or will identify and address, other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements.

Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond our control. All information set forth herein speaks only as of the date hereof in the case of information about VPCC and Dave or the date of such information in the case of information from persons other than VPCC or Dave, and we disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this communication.

Contacts

Dave

Media

press@dave.com

Investors

DaveIR@icrinc.com

VPC Impact Acquisition Holdings III, Inc.

Media

Jordan Niezelski, Edelman

jordan.niezelski@edelman.com

Investors

vih3info@victoryparkcapital.com

CORRECTION TO CERTAIN DISCLOSURE IN THE DEFINITIVE PROXY STATEMENT/PROSPECTUS

The following disclosure corrects a scrivener’s error in the title of the two line items in the table under the heading “Projected Financial Metrics” on page 157 of the Definitive Proxy Statement/Prospectus which were inadvertently transposed. The table with the proper title of the line items is reflected below and followed by a marked version of the changes. All the other information in the Definitive Proxy Statement/Prospectus remains unchanged. The corrected disclosures should be read in conjunction with the disclosures contained in the Definitive Proxy Statement/Prospectus, which should be read in its entirety. To the extent the information set forth herein differs from or updates information contained in the Definitive Proxy Statement/Prospectus, the information set forth herein shall supersede or supplement the information in the Definitive Proxy Statement/Prospectus. All page and paragraph references used herein refer to the Definitive Proxy Statement/Prospectus before any additions or deletions resulting from the revised disclosures, and terms used below, unless otherwise defined, have the meanings set forth in the Definitive Proxy Statement/Prospectus.

The section of the Definitive Proxy Statement/Prospectus entitled “The Business Combination Proposal” is hereby revised as follows:

The table and corresponding footnotes under the subsection “Projected Financial Metrics” on page 157 of the Definitive Proxy Statement/Prospectus is amended and restated as follows:

Corrected Table

Projected Financial Metrics

	Dave Financial Summary and Projections
In millions	2021	2022	2023
Total Revenue	$193	$377	$533
Gross Profit	$111	$223	$329
Adjusted EBITDA pre-Marketing(1)	$52	$137	$216
Adjusted EBITDA(2)	$(9)	$12	$29

(1)

Adjusted EBITDA pre-Marketing is defined as Adjusted EBITDA, excluding marketing and advertising related costs. Dave management included this projected financial metric to increase transparency into business profitability given the significant and rapid expected increase in marketing spend during the years presented in the projections.

(2)

Adjusted EBITDA is a non-GAAP measure. Adjusted EBITDA is defined as net income (loss) adjusted for interest expense (income), provision for income taxes, depreciation and amortization, share-based compensation and other discretionary items determined by Dave’s management.

Redline of Changes

Projected Financial Metrics

	Dave Financial Summary and Projections
In millions	2021	2022	2023
Total Revenue	$193	$377	$533
Gross Profit	$111	$223	$329
Adjusted EBITDA pre-Marketing(1)	$52	$137	$216
Adjusted EBITDA ~~pre-Marketing~~ (2)	$(9)	$12	$29

(1)

Adjusted EBITDA pre-Marketing is defined as Adjusted EBITDA, excluding marketing and advertising related costs. Dave management included this projected financial metric to increase transparency into business profitability given the significant and rapid expected increase in marketing spend during the years presented in the projections.

~~(1)~~(2)

Adjusted EBITDA is a non-GAAP measure. Adjusted EBITDA is defined as net income (loss) adjusted for interest expense (income), provision for income taxes, depreciation and amortization, share-based compensation and other discretionary items determined by Dave’s management.

~~(2)~~

~~Adjusted EBITDA pre-Marketing is defined as Adjusted EBITDA, excluding marketing and advertising related costs. Dave management included this projected financial metric to increase transparency into business profitability given the significant and rapid expected increase in marketing spend during the years presented in the projections.~~

- END OF DEFINITIVE ADDITIONAL MATERIALS TO PROXY STATEMENT –

Additional Information and Where to Find It

In connection with the Business Combination, VPCC filed a registration statement on Form S-4 and amendments thereto (the “Registration Statement”), which was declared effective on December 9, 2021. This supplemental information is not a substitute for, and should be read in conjunction with, the Definitive Proxy Statement/Prospectus that is both the proxy statement distributed, or to be distributed, to holders of VPCC’s common stock in connection with its solicitation of proxies for the vote by VPCC’s stockholders with respect to the Business Combination and other matters as may be described in the registration statement, as well as the prospectus relating to the offer and sale of the securities to be issued in connection with the Business Combination. This document does not contain all the information that should be considered concerning the Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. INVESTORS AND SECURITY HOLDERS AND OTHER INTERESTED PARTIES ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS, AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT DAVE, VPCC, THE BUSINESS COMBINATION AND RELATED MATTERS.

The Definitive Proxy Statement/Prospectus will be or has already been mailed to stockholders of VPCC as of November 12, 2021, the record date established for voting on the Business Combination. VPCC’s stockholders are also be able to obtain copies of the Definitive Proxy Statement/Prospectus and other documents filed with the SEC, without charge, at the SEC’s website at www.sec.gov. These documents can also be obtained free of charge from VPCC upon written request to VPCC by emailing vih3info@victoryparkcapital.com or by directing a request to VPCC’s secretary at c/o Victory Park Capital Advisors, LLC, 150 North Riverside Plaza, Suite 5200, Chicago, IL 60606.

No Offer or Solicitation

This material is for informational purposes only and is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy or subscribe for any securities or a solicitation of any vote of approval, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Participants in Solicitation

This material is not a solicitation of a proxy from any investor or securityholder. However, VPCC, Dave, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from VPCC’s stockholders in connection with the Business Combination under the rules of the SEC. Information regarding VPCC directors and executive officers may be found in its registration statement on Form S-1, including amendments thereto, relating to its initial public offering, and other reports which are filed with the SEC. Additional information regarding the participants is also included in the Registration Statement and the Definitive Proxy Statement/Prospectus. These documents can be obtained free of charge from the sources indicated above.

Cautionary Statement Regarding Forward-Looking Statements

This material contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, the date for the Special Meeting, the anticipated closing date of the Business Combination, Dave’s strategic plans and expectation for growth and new products offerings and other statements identified by words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements.

In addition to factors previously disclosed in VPCC’s reports filed with the SEC and those identified elsewhere in this material, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: inability to meet the closing conditions to the Business Combination, including the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, the inability to complete the Business Combination due to the failure to obtain approval of VPCC’s stockholders or Dave’s members, the failure to achieve the minimum amount of cash available following any redemptions by VPCC’s stockholders or the failure to meet the national stock exchange’s listing standards in connection with the consummation of the Business Combination. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of VPCC’s final prospectus dated March 4, 2021 relating to its initial public offering, the Definitive Proxy Statement/Prospectus, and other documents filed by VPCC from time to time with the SEC. These filings identify and address, or will identify and address, other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements.

Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond our control. All information set forth herein speaks only as of the date hereof in the case of information about VPCC and Dave or the date of such information in the case of information from persons other than VPCC or Dave, and we disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this communication.